Exhibit 99.1

PSQ Holdings Announces 1-For-15 Reverse Stock Split

1-for-15 Reverse Stock Split Intended to Align Share Price with Fintech Peers and Institutional Ownership Thresholds

Company Expected to Regain Compliance with the NYSE’s Minimum Share Price Requirement and Satisfy the $1.00 Price Criterion for Russell US Index Eligibility

Trading on Split-Adjusted Basis Expected to Begin on July 13, 2026

BOZEMAN, MT, July 9, 2026–PSQ Holdings, Inc. (NYSE: PSQH) (the “Company” or “PSQ Holdings”) today announced that a 1-for-15 reverse stock split of the Company’s Class A common stock will become effective on July 13, 2026. The Company's Class A common stock will begin trading on a split-adjusted basis at the opening of the market on July 13, 2026, under the existing ticker symbol “PSQH” and a new CUSIP number, 693691 206.

“Over the past year, we rebuilt this company into a focused, growing fintech, and the share structure simply needs to catch up,” said Dusty Wunderlich, Chairman and Chief Executive Officer of PSQ Holdings. “This is a structural cleanup, plain and simple. It changes nothing about our strategy, our operations, or the value of any stockholder’s position. What it does is align our stock with how institutions actually invest, potentially opening the door to index eligibility and the broader ownership base we believe our execution has earned.”

The 1-for-15 reverse stock split will reduce the number of outstanding shares of the Company’s Class A common stock from 50,349,974 to approximately 3,356,664. Proportional adjustments will be made to the number of shares of the Company’s Class A common stock subject to outstanding equity awards and warrants, as well as the applicable exercise price. As a result of the reverse stock split, the Company’s public warrants, each currently exercisable for one share of Class A common stock at an exercise price of $11.50 per share, will also be adjusted to entitle the holder to purchase 1/15th of a share of Class A common stock at an exercise price of $172.50 per share.

The purpose of the 1-for-15 reverse stock split is to increase the per-share price of the Company’s Class A common stock to satisfy the minimum average closing price requirement for continued listing on the New York Stock Exchange (the “NYSE”). The Company expects that the reverse stock split will establish a per-share trading price better aligned with its fintech peers and that exceeds the minimum share price requirements of institutional investment policies, thereby potentially broadening the investor base for the Class A common stock.

Additionally, the reverse stock split is intended to satisfy FTSE Russell’s $1.00 minimum closing price threshold for index eligibility. However, inclusion in any Russell US index is not guaranteed and remains contingent upon the Company’s total market capitalization ranking and other eligibility criteria evaluated by FTSE Russell on the applicable rank date.

Information for PSQ Holdings Stockholders

At the effective time of the reverse stock split, PSQ Holdings stockholders will receive one new share of the Company’s Class A common stock for every 15 shares of Class A common stock held. Record holders of Class A common stock will receive a transaction statement with respect to the exchange of such shares for post-reverse split shares. Continental Stock Transfer & Trust Company, the transfer agent for the Company’s Class A common stock, will act as the exchange agent.

PSQ Holdings will not issue fractional shares that result from the reverse stock split. Any stockholders of Class A common stock who would have been entitled to receive fractional shares as a result of the reverse stock split will instead receive cash in lieu of such fractional shares.

In connection with the reverse stock split, there will be no change to the total number of authorized shares of the Company’s Class A common stock as set forth in the Restated Certificate of Incorporation of the Company.

For more information on the reverse stock split, please refer to the Company’s proxy materials for the July 9, 2026 annual meeting of stockholders, which can be accessed through the investor relations portion of PSQ Holdings’ website at http://investors.publicsq.com and on the United States Securities and Exchange Commission’s (“SEC”) EDGAR website, www.sec.gov.

About PSQ Holdings

PSQ Holdings (NYSE: PSQH) is a payments and financial infrastructure company. We build and operate financial infrastructure in highly regulated environments for industries underserved by traditional financial institutions, including businesses, campaigns, and nonprofits that depend on reliable, compliant payment solutions.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSquare, the expected increase in the per share closing price of PublicSquare’s Class A common stock as a result of the reverse stock split, PublicSquare’s expected compliance with the NYSE’s continued listing standards and potential eligibility for inclusion in stock market indexes, anticipated product launches, our products and markets, future financial condition, expected future performance and market opportunities of PublicSquare. Forward-looking statements generally are identified by the words “anticipate,” “could,” “expect,” “future,” “intend,” “may,” “might,” “strategy,” “target,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about our anticipated operating strategy and the expected organization of our finance team and its primary responsibilities; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) PublicSquare’s ability to maintain the listing of its securities on the New York Stock Exchange, (ii) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations, (iii) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (iv) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (v) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (vi) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vii) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (viii) the ability to execute PublicSquare’s anticipated business plans and strategy, (ix) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (x) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, (xi) because the payment processing and credit agreements are terminable at will without notice, merchants that have signed agreements to use PublicSquare's payment processing services may terminate those services or otherwise fail to utilize the services at the expected volume, (xii) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations, (xiii) the risk of PublicSquare being unable to sell its Brands segment, in a timely manner, at desirable prices, or at all, and (xiv) risks associated with the Company’s ability to execute on its plans to reposition into a Fintech-forward business, including the Company’s pursuit of any money transmitter licenses. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that PublicSquare will achieve its expectations.

Investors Contact:

investment@publicsquare.com

Media Contact:

pr@publicsquare.com